Supplement dated March 18, 2015

To the Prospectuses dated May 1, 2014, as amended, for

New York Life Insurance and Annuity Corporation

New York Life Lifetime Wealth Variable Universal Life

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the May 1, 2014 prospectus (the “Prospectus”), as amended, for the variable universal life insurance policy offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note the name change to the MFS® Research Bond Series – Initial Class (the “MFS Portfolio”). Keeping this purpose in mind, please note the following:

Name Change for MFS Portfolio

As of April 30, 2015, the name of the MFS Portfolio will be changed to “MFS® Total Return Bond Series – Initial Class”. Please note that the Fund’s investment objective, approach and portfolio management will all remain unchanged.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010